UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

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☐ Preliminary Proxy Statement
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
☐ Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

HUBBELL INCORPORATED
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 2, 2011.

HUBBELL INCORPORATED
HUBBELL INCORPORATED
40 WATERVIEW DRIVE
SHELTON, CT 06484
ATTN: CORPORATE SECRETARY

Meeting Information
Meeting Type:          Annual
For holders as of:    March 4, 2011
Date:   May 2, 2011           Time:   9:00 AM EDT

Location:	Hubbell Incorporated 40 Waterview Drive Shelton, CT 06484
Directions to the meeting can be found on our website at www.hubbell.com, in the Investor Relations section.
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT         ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow →  XXXX XXXX XXXX  (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
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1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*	If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 18, 2011 to facilitate timely delivery.
—  How To Vote  —
Please Choose One of The Following Voting Methods
Vote In Person: At the meeting, you will need to request a ballot to vote these shares. The proxy statement contains information on how to obtain directions to the annual meeting.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow →  XXXX XXXX XXXX  available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

	Nominees:

	01)	Timothy H. Powers	06)	G. Jackson Ratcliffe

	02)	Lynn J. Good	07)	Carlos A. Rodriguez

	03)	Anthony J. Guzzi	08)	Richard J. Swift

	04)	Neal J. Keating	09)	Daniel S. Van Riper

	05)	Andrew McNally IV

The Board of Directors recommends you vote FOR proposals 2, 3 and 4:

2.	Ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the year 2011.

3.	Approval of the Company’s Senior Executive Incentive Compensation Plan, as amended and restated.

4.	Approval, by non-binding vote, of the compensation of the named executive officers presented in the Company’s Proxy Statement for the Annual Meeting of Shareholders to be held on May 2, 2011.

The Board of Directors recommends you vote 3 years on the following proposal:

5.	Recommendation, by non-binding vote, of the frequency with which executive compensation will be subject to a shareholder advisory vote.

NOTE: Voting items may also include such other business as may properly come before the meeting or any postponement, continuation or adjournment thereof.